1 Fourth-Quarter 2021 and Full Year Results Full Year Overall Net Sales $2.832B | 31.9% Diluted Earnings Per Share: $8.67 | 90% Adjusted Diluted Earnings Per Share: $8.58| 80% Eric M. Green President and Chief Executive Officer West Pharmaceutical Services, Inc. WST Q4/FY 2021 Earnings “We had a successful 2021 with record organic sales growth and gross operating margin expansion. Our performance was fueled by execution across our Proprietary market units and all geographies as we serve to improve patients’ lives. Our business generated strong double-digit organic sales growth in the fourth quarter and full-year 2021, led by sales of high- value products (HVP).” “Our incredible West team has continued to meet the ongoing challenges of the pandemic and deliver on the strong momentum in customer demand. Proudly, we enter the year with a strong outlook in our Proprietary Products segment and continued HVP growth. Looking ahead, our capital investments and recently announced collaboration with Corning will continue to drive future growth and innovation, as we are well positioned for success in 2022 and beyond.” Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Q4 2021 Overall Net Sales $730.8M | 26.0% Diluted Earnings Per Share: $1.93 | 50% Adjusted Diluted Earnings Per Share: $2.04| 52%

West Pharmaceutical Services, Inc. Eric M. Green President & CEO Bernard J. Birkett Senior Vice President & CFO Fourth-Quarter and Full Year Results 2021 Analyst Conference Call 9 a.m. Eastern Time | February 17, 2022

3 West Analyst Conference Call 9 a.m. Eastern Time February 17, 2022 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call, please dial: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID is 1986145 An online archive of the broadcast will be available at the website three hours after the live call and will be available through Thursday, February 24, 2022 by dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth quarter and full year 2021 and management’s discussion of those results during today’s conference call. 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID is 1986145 WST Q4/FY 2021 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q4/FY 2021 Earnings

5 OUR CORE VALUES OUR MISSION OUR VISION OUR PURPOSE We contain and deliver injectable therapies that improve patient lives. We serve to improve patient lives. To be the world leader in the integrated containment and delivery of injectable medicines. Passion for Customers Leadership in Quality One West Team MAKING AN IMPACT TO OUR STAKEHOLDERS EXECUTE | INNOVATE | GROW — ENTERPRISE STRATEGIC PLAN — WST Q4/FY 2021 Earnings

6 Financial Results • Fourth quarter 2021 net sales of $730.8 million grew 26.0%; organic sales growth was 28.3% • Fourth quarter 2021 reported-diluted EPS of $1.93 increased 49.6%; adjusted- diluted EPS of $2.04 increased 52.2% • Full year 2021 net sales of $2.832 billion grew 31.9%; organic sales growth was 29.4% • Full year 2021 reported-diluted EPS of $8.67 increased 89.7%; adjusted-diluted EPS of $8.58 increased 80.3% WST Q4/FY 2021 Earnings

7 Donated over $2.5M to our local communities to help those in greatest need Delivered over 50 scientific presentations, and published over 55 peer-reviewed and industry publications 865+ new team members joined West Shipped close to 45 billion components touching billions of patients Rose to the challenge of being a critical supplier for majority of vaccines around globe Launched DeltaCube™ Launched five HVP product extensions Advanced our Digital Journey with new global ERP system across sites, refreshed Westpharma.com and virtual experience Expanded capacity at 13 existing sites with 30 major facility modifications and over 400 pieces of equipment, ALL while keeping pace with the growing demand WST Q4/FY 2021 Earnings West is a Global Leader in Containment and Delivery of Injectable Medicines

Six Pillars:

- Compliance & Ethics
- Philanthropy
- Health & Safety
- Diversity & Talent
- Environmental Sustainability
- Quality

West is Driving Sustainable Business Practices

West

Progress
in waste recycled and global waste diversion at sites in 2020

Improvement
in Energy from 2019 to 2020

Reduction
in absolute water consumption from 2019 to 2020

250+
charitable organizations that West partnered with across the globe

>65%
of West's C-suite comprised of women, people of color or international diversity

United Nations Global Compact

Newsweek
2022 America's Most Responsible Companies

SILVER
2021 STEVIE WINNER
AMERICAN BUSINESS AWARDS

Corporate Social Responsibility

TOP 100
BARRON'S
Most Sustainable Companies 2021

ESG Reporting Standards

- Global Reporting Index Standards (GRI) -2020
- Task Force on Climate-Related Financial Disclosures (TFCD)* -2021
- Sustainability Accounting Standards Board ESG (SASB)*- 2021

** Published as supplement to 2020 CR report*

WST Q4/FY 2021 Earnings
8

9 STERILIZED WASHED CAMERA INSPECTED CONTAINMENT QUALITY BY DESIGN SELF-INJECTION COMPLEXITY OF PROBLEM SOLVED COATED COLLABORATION Delivering Customer Needs with High-Value Products & Services WST Q4/FY 2021 Earnings

10 Fourth-Quarter 2021 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended December 31 2021 2020 Reported Net Sales $730.8 $580.2 Gross Profit Margin 41.1% 36.4% Reported Operating Profit $184.0 $116.1 Adjusted Operating Profit (1) $189.2 $119.1 Reported Operating Profit Margin 25.2% 20.0% Adjusted Operating Profit Margin (1) 25.9% 20.5% Reported-Diluted EPS $1.93 $1.29 Adjusted-Diluted EPS (1) $2.04 $1.34 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 18-22 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q4 2021 Earnings

Fourth-Quarter 2021 Organic Sales Growth



Overall Organic Sales Growth – 28.3% (Q4 2021)

Proprietary Products Q4 2021 organic sales growth of 36.8% led by sales of high-value products, which grew double digits

BIOLOGICS

Double-Digit

Sales led by high-value products, including NovaPure® and Westar® components

GENERICS

Double-Digit

Sales led by high-value products, including FluroTec® and Westar® components

PHARMA

Double-Digit

Sales led by high-value products, including FluroTec® and Westar® components

CONTRACT MANUFACTURING

(Low-Single Digit)

Organic sales decline of 2.1%, led by sales of consumer products and medical device products

WST Q4/FY 2021 Earnings

11

12 Change in Consolidated Net Sales Fourth-quarter 2020 to 2021 ($ millions) WST Q4/FY 2021 Earnings

13 Gross Profit Update ($ millions) Three Months Ended December 31, 2021 2020 Proprietary Products Gross Profit $282.4 $189.4 Proprietary Products Gross Profit Margin 46.3% 41.7% Contract-Manufactured Products Gross Profit $20.1 $21.7 Contract-Manufactured Products Gross Profit Margin 16.5% 17.2% Consolidated Gross Profit $300.6 $211.1 Consolidated Gross Profit Margin 41.1% 36.4% WST Q4/FY 2021 Earnings

14 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q4 2021 YTD Q4 2020 Depreciation and Amortization $122.3 $109.1 Operating Cash Flow $584.0 $472.5 Capital Expenditures $253.4 $174.4 Financial Condition December 31, 2021 December 31, 2020 Cash and Cash Equivalents $762.6 $615.5 Debt $253.0 $255.2 Equity $2,335.4 $1,854.5 Working Capital $1,147.9 $870.3 WST Q4/FY 2021 Earnings

15 2022 Full-Year Guidance 2022 Full-Year Guidance Consolidated Net Sales $3.050 - $3.075 billion Reported-Diluted EPS $9.20 - $9.35 WST Q4/FY 2021 Earnings

16 Strong Base Business Delivering Unique Value Global Operational Effectiveness Accelerating Investments for the Future Innovating for a Healthier World We enable our customers’ ability to support patient health and fuel a brighter future with product innovation. WST Q4/FY 2021 Earnings

17 Eric M. Green President and Chief Executive Officer Bernard J. Birkett Senior Vice President and Chief Financial Officer Quintin Lai Vice President, Corporate Strategy & Investor Relations Q & A WST Q4/FY 2021 Earnings

18 Notes to Non-U.S. GAAP Financial Measures The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q4/FY 2021 Earnings

Notes to Non-U.S. GAAP Financial Measures

RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED)

See "Notes to Non-U.S. GAAP Financial Measures", "Safe Harbor Statement" (Slide 4) and today's press release for an explanation and reconciliation of these items.

Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS

($ millions, except EPS data)

Three months ended December 31, 2021	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$184.0	$34.2	$147.7	$1.93
Pension settlement	-	0.3	0.8	0.01
Cost investment activity	2.5	-	2.5	0.03
Restructuring and related charges	(0.3)	(0.1)	(0.2)	-
Amortization of acquisition-related intangible assets	0.2	-	0.7	0.01
Asset impairment	2.8	-	2.8	0.04
Royalty acceleration	-	(2.0)	2.0	0.02
Adjusted (Non-U.S. GAAP)	$189.2	$32.4	$156.3	$2.04

Twelve months ended December 31, 2021	Operating profit	Income tax expense	Net income	Diluted EPS
Reported (U.S. GAAP)	$752.3	$107.2	$661.8	$8.67
Pension settlement	-	0.5	1.5	0.02
Cost investment activity	4.3	(0.1)	4.4	0.06
Restructuring and related charges	2.2	0.4	1.8	0.02
Amortization of acquisition-related intangible assets	0.8	0.1	2.8	0.04
Asset impairment	2.8	-	2.8	0.04
Royalty acceleration	-	18.5	(18.5)	(0.25)
Tax law changes	-	1.4	(1.4)	(0.02)
Adjusted (Non-U.S. GAAP)	$762.4	$128.0	$655.2	$8.58

WST Q4/FY 2021 Earnings
19

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended December 31, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $116.1 $20.4 $98.4 $1.29 Pension settlement - 0.1 0.3 0.01 Cost investment impairment 2.5 - 2.5 0.03 Restructuring and severance related charges 0.3 0.1 0.2 - Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $119.1 $20.6 $102.1 $1.34 Twelve months ended December 31, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $406.9 $72.5 $346.2 $4.57 Pension settlement - 0.9 2.9 0.04 Cost investment impairment 2.5 - 2.5 0.03 Restructuring and severance related charges 7.0 1.7 5.3 0.07 Amortization of acquisition-related intangible assets 0.6 0.1 3.6 0.05 Adjusted (Non-U.S. GAAP) $417.0 $75.2 $360.5 $4.76 WST Q4/FY 2021 Earnings

21 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended December 31, 2021 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $609.3 $121.5 $ - $730.8 Effect of changes in currency translation rates 11.8 1.9 - 13.7 Organic net sales (Non-U.S. GAAP) (1) $621.1 $123.4 $ - $744.5 Twelve months ended December 31, 2021 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $2,317.3 $514.7 $(0.4) $2,831.6 Effect of changes in currency translation rates (46.1) (7.4) - (53.5) Organic net sales (Non-U.S. GAAP) (1) $2,271.2 $507.3 $(0.4) $2,778.1 WST Q4/FY 2021 Earnings

22 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2021 Actual 2022 Guidance % Change Reported-diluted EPS (U.S. GAAP) $8.67 $9.20 to $9.35 6.1% to 7.8% Pension settlement 0.02 - Cost investment activity 0.06 - Restructuring and related charges 0.02 - Amortization of acquisition-related intangible assets 0.04 0.04 Asset impairment 0.04 - Royalty acceleration (0.25) - Tax law changes (0.02) - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $9.24 to $9.39 7.7% to 9.4% (1) See “Full-year 2022 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding reported and adjusted-diluted EPS. We have opted not to forecast 2022 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.41. In 2020, tax benefits associated with stock- based compensation increased adjusted-diluted EPS by $0.27. WST Q4/FY 2021 Earnings